Exhibit 10.5


                                 GEOLOGY REPORT

                                       ON

                               EMORY CREEK CLAIMS

                     Nickel Copper Massive Sulphide Project

                               Northing 5477500 m
                                Easting 597500 m

Longitude 121(0)34' W                                        Latitude 49(0)26' N

                                   UTM Zone 10

                              Map Sheets M092H0 53

                                       FOR

                            Deer Bay Resources Inc.,
                               1333 West Broadway,
                              Vancouver BC V6H 4C1

                                    GEOLOGIST

                             Glen Macdonald, P.Geo.
                               Date: June 5, 2008

TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Table Of Contents........................................................... 2

List Of Figures............................................................. 3

1.   Summary................................................................ 4

2.   Introduction........................................................... 5

     2.1 Disclaimer......................................................... 5

3.   Property Description And Location...................................... 6

4.   Access, Climate, Local Resources, Infrastructure, And Physiography..... 7

5.   History................................................................ 8

6.   Recent Exploration Work................................................10

7.   Geological Setting.....................................................10

     7.1 Regional Geology...................................................10

8.   Deposit Type...........................................................12

     8.1 Pacific Nickel Mine Geology (As Summarized From A. Aho, 1956)......12

9.   Property Geological Setting............................................14

     9.1 Emory Creek Property Geology.......................................14

10.  Geophysics.............................................................15

     10.1 Regional Geophysics...............................................15
     10.2 Geophysics Of Claims..............................................15

11.  Regional Geochemistry..................................................15

12.  Conclusions............................................................16

13.  Recommended Program....................................................17

16.  Budget.................................................................17

     Budget - Phase I.......................................................18
     Budget - Phase II......................................................18

17.  Statement Of Qualifications............................................19

18.  References.............................................................20

Appendix 1:  Regional Showings..............................................22


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Ni-Cu MASSIVE SULPHIDE PROJECT                                            PAGE 2

LIST OF FIGURES

         Figure 1:      Property Location Map and Claim Map................  7

         Figure 2:      Regional Geology................................... 11

         Figure 2a:     Property Geology and Claim Map..................... 15

         Figure 3:      Regional Geophysics................................ 16

         Figure 4a:     Regional Geochem Copper............................ 16

         Figure 4b:     Regional Geochem Nickel............................ 16


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Ni-Cu MASSIVE SULPHIDE PROJECT                                            PAGE 3

1. SUMMARY

The Pacific Nickel Mine located in Southwestern BC near Hope was a very significant producer of copper and nickel from an ultramafic intrusive geologic environment. As one of the largest Canadian sources of these metals outside of Sudbury, Ontario and Thompson, Manitoba, the lack of exploration in this area makes it a unique underdeveloped mineral belt that requires a concerted exploration program that should include geological mapping; silt, soil and rock sampling, thin section analysis, and airborne geophysics followed by diamond drilling.

The Emmy Claim is located 5 kilometres north of the mine area and approximately 11 kilometres north of Hope B.C. on Map Sheet M092H053.

There is tremendous similarity and coincident features in the rock types and geophysical imprint between the geology of the Pacific Nickel Mine area and the ultramafic belt extending to the northwest and south west from it. It is evident from the public and private record that this belt has not been subjected to detailed recent exploration until now with numerous exploration companies initiating large scale programs. Research into the mine area has provided some excellent exploration features that should be looked for on the unexplored area.

It is recommended that a Phase I program of geological mapping, sampling and prospecting be undertaken to further define areas of potential interest. This will cost some $10,000 along with an additional $25,000 of further geological investigation will complete Phase II.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                            PAGE 4

2. INTRODUCTION

Following all the activity and after careful research for local potential for Pd-Pt deposits, Deer Bay Resources Inc. focussed on the Pacific Nickel Mine, 7 kilometres north of Hope, BC.

The claims, which are the subject of this report were prospected, sampled and staked Deer Bay Resources Inc. acquired a 100% interest in them.

2.1 DISCLAIMER

This report was initiated by the President of Deer Bay Resources Inc. to evaluate the area of the claims and to recommend an exploration program to develop its mineral prospects and to be filed with the appropriate regulatory bodies.

In order to write the report, old mine data and geological reports were compiled and geologists and mine personnel who were present during the active mining operations in the region from 1958 to 1974 were interviewed.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                            PAGE 5

3. PROPERTY DESCRIPTION AND LOCATION

The Property is located east of Harrison Lake and northwest of Hope in south-western British Columbia (Figure 1) and has recently been further opened by logging operations which provide new access to the region. Permitting for initial exploration work has already been obtained.

The entire Property consists of 1 unpatented mineral claim containing 20 units staked and recorded online as per the new British Columbia Map staking regulations. The claim delineating the interests of Deer Bay Resources Inc. is found below and the claim are displayed on Figure 2a.

                     TABLE 1. DEER BAY RESOURCES INC. CLAIMS

    CLAIM NAME        UNITS       RECORD #      EXPIRY DATE      MAP SHEET          LOCATOR         HECTARES:
    ----------        -----       --------      -----------      ---------          -------         ---------
       EMMY             20         574831         Jan25/09       092H053        L. Stephenson         418

       TOTAL            18         UNITS

In British Columbia, each unit equals 25 hectares.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                            PAGE 6

All claims staked in British Columbia require $4 per hectare worth of assessment work to be undertaken in Year 1 through 3, followed by $8 per hectare per year thereafter. There are no known environmental concerns or parks designated for any area contained within the claims. The Frazer River is designated as a salmon habitat but is part of the main highway and rail corridor to the interior of the province. The area is used extensively for recreational pursuits and has no official designation. The property has no encumbrances. As advanced exploration proceeds there may be bonding requirements for reclamation.

The claims lie north of the Pacific Nickel Mine leases (Figures 1). Deer Bay Resources Inc. has acquired outright, a 100% interest in the property for a cash payment of $7,500.

4. ACCESS, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE, AND PHYSIOGRAPHY

Access to the Property is from well maintained logging roads on the east and south sides of the Property, from the TransCanada Highway that connects the town of Yale to Hope, British Columbia (Property Location: Figure 1). The area has been permitted for mining in the past and a major power line passes by the claims. The author had no difficulty accessing the claim blocks along any of the drainage road networks covered by the claims with 4-wheel drive truck.

Topography is rugged rising from the Frazer River at under 200 metres to the top of Settler Peak at over 1800 metres. The valleys are steep sided coastal alpine mountain type with typical rain forest vegetation of the coastal ranges of British Columbia. There is a mix of cedar, hemlock, spruce trees with alder, willow and cottonwood on old roads and poorly drained areas. Undergrowth brush is typical with salal, devil's club and assorted berry bushes. Climate is also typical of the lower mainland area and is such that the lower and middle elevations will be workable year round with little difficulty. Higher ground may


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Ni-Cu MASSIVE SULPHIDE PROJECT                                            PAGE 7
require snow machines or similar track mounted vehicles. The most snow observed on roads while staking was 2 metres in late January.

All the major river drainages flow year round as do many subsidiary creeks. Harrison Lake is an active logging region with plenty of heavy equipment and operators available for hire. Most live in Harrison, Agassiz, Mission, Chilliwack or Hope. All these population centres totalling almost 50,000 people are within a one hour drive of the project and provide all amenities including police, hospitals, groceries, fuel, helicopter services, hardware and other necessary items. Drilling companies are present in communities nearby while assay facilities are located in Vancouver.

5. HISTORY

Gold placer mining on the Frazer River at Yale in the latter part of the 19th century was first mining activity in this area. Yale marked the end of the navigable part of the Frazer River by paddle wheelers.

The first indications of a significant ore zone in the region were discovered in 1923 along the Stulkawhits Creek and by 1926 the BC Nickel Company had been formed to develop the prospect. Subsequent exploration through the 1920's and 1930's discovered the main open pit Pride of Emory zone and led to initial mine development and bulk testing. By 1936 a 22.7 ton sample from the 1600 level was reported carrying 2.74 grams per tonne Pd and Pt and 0.68 grams per tonne Au while earlier samples were reported 3.98 grams per ton Pt and Pd and 7.89 grams per ton Au. Further work was curtailed by the Second World War and it was not until the 1950's that additional exploration and development work was completed. Reserves from this work were reported by A. Aho in 1954 to be 1.8 million tons. Full scale production was achieved in 1958/59 by Pacific Nickel Mines Ltd.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                            PAGE 8

From 1959 to the curtailment of operations in 1974 a total of 4.2 million tonnes of ore was mined and milled at the Pacific Nickel Mine with a mill grade of 0.77 % Ni and 0.34% Cu with "reported grades" of Pt and Pd in the 0.6 grams per ton range. The average for the ore pods listed in government records were 1.19% Ni and 0.46% Cu. Only minor values of the platinum group minerals were "reported" from the smelter but in addition to the values reported above one sample from the "1500" pod reported 2.85 grams per tonne Pt and 4.94 grams per tonne Pd (the sample type and description is not available). The 0.1% Co grade was not paid for initially and payment for the 1% Cr is unknown. The value of only the Ni/Cu ore recovered in today's prices would be in excess of $455 million US.

In 1974/75 Giant Mascot - the successor company to Pacific Nickel Mines - embarked on a limited exploration program of the ultramafic belt to the north and west of the mine area and of the intrusive Spuzzum Diorite. A regional contour soil, stream sediment survey was completed. Access was limited and Giant Mascot concentrated on the stream sediment anomaly to the west of the mine area defining a resource of 100 million tonnes grading 0.22% Ni and 0.22% Cu. This resource figure is reported in government publications but has no technical data available and parameters on its calculation, therefore it is regarded as speculative.

The area has been surveyed by a Geological Survey of Canadian airborne magnetic survey (1972), which highlights the mine area as a distinct magnetic anomaly. Various magnetic high anomalies were not investigated at that time and most have been covered by the current staking. No regional government geological mapping party has detailed the area. A government regional geochemistry survey has been completed and the data corresponds favourably within the staked claims and the mine site.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                            PAGE 9

6. RECENT EXPLORATION WORK

Since the commencement of staking of the Harrison Lake area numerous companies have been engaged in determining access, prospecting and preliminary geological inspection of the property and the old mine area. Although no definitive mapping has been completed, general observations and several rock samples were taken during the initial program on the adjacent properties.

The Emmy Claim was staked by Santoy Minerals in the early part of the 21st century. They conducted a limited amount of geological prospecting and sampling but dropped the claims to pursue other areas of interest. No details of their work are available.

7. GEOLOGICAL SETTING

7.1 REGIONAL GEOLOGY

The Harrison Lake area of the ultramafic belt is part of the Coastal Plutonic Sequence between the major suture structure along the Fraser River, located 8 to 15 kilometres to the east and the geological province of Wrangallia - which it represents as the eastern most portion - to the west. This terrain is highly metamorphosed as the contact zone of the Wrangallia geologic province where it was being rafted on to the North American Craton (Figure 2).

The ultramafic belt as mapped by the Geological Survey of Canada is a continuous unit that extends from the Pacific Nickel Mine re-emerging from the Spuzzum Diorite Intrusive and swinging north through Settler Mountain and beyond towards Breckenridge Mountain and Glacier approximately 80 kilometres to the north. The belt is between one to over five kilometres wide and intrudes the very sulphide


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 10
rich metasedimentary rocks equivalents of the Chilliwack Formation
(Carboniferous or Permian age). These metasedimentary rocks are marked by the rusty character that is associated with distinctive sulphide gossan throughout the area.

The Spuzzum Diorite borders the entire east side of the ultramafic belt as mapped by regional government geologists, separating the metasedimentary (Chilliwack) rocks located along the Fraser River to the east. The medium grained diorite appears to be relatively homogeneous in composition with finer grained and coarser grained phases. The felspar quartz hornblende composition was recorded and observed in outcrop and boulders with an anorthosite phase noted in one area. That felsic phase of the ultramafic belt has not been delineated to any extent or specifically traced and its size and relationship to both the other ultramafics and diorite remains unknown.

Metasediment (Chilliwack equivalents) assemblages are recorded along the west side of the ultramafic belt between it and Harrison Lake. As well, various granitic intrusions are reported in the region, probably related to the Coastal Igneous plutonic rocks.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 11

8. DEPOSIT TYPE

8.1 PACIFIC NICKEL MINE (as summarized from A. Aho, 1956)

As the most comprehensive and proximal exploration model, the Pacific Nickel Mine is a guide to what should be looked for in the recommended exploration program.

The area of the mine is hosted within ultramafic rocks with xenoliths of metasediments within the diorite.

The ultramafics have hornblendite reaction zones up to 100 metres in contact with the diorite and appear to represent several pulses of intrusive. The ultramafic rocks contain minimal to no feldspar and the mafic mineral (olivine, bronzite, augite and hornblende) textures suggest recrystallization.

The main structural trend of the ore zones is N75(Degree)W, which is parallel to the internal structure of the diorites, the internal arrangement of the ultramafics and the southwest contact of them. It reflects the possible presence of an older structure of weakness that could be responsible for the introduction of the ultramafic body.

In 1956 Aho reported that the grade of the recovered ore averaged 1.4% Ni, 0.5 % Cu, 1 % Cr, and 0.1% cobalt with 0.02 ounces per ton Au and 0.01 opt platinum metals occurring mainly with sulphides as pyrrhotite, pentlandite and chalcopyrite. Magnetite appears to be an integral part of the sulphide system and with olivine forms cores of the sulphide grains. Pyrite appears to be a later replacement of the pentlandite and in stringers within the ore.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 12

Supergene alteration minerals of limonite, chalcocite, covellite, violarite, melanterite and morenosite were noted in the ore zones. Their extent outside of the ore was not noted but possibly excludes them from being a significant exploration factor.

Disseminated sulphide mineralization is found mostly in the southwestern half of the main ultramafic body and the smaller subsidiary ultramafic bodies to the south and southwest. The peridotites and olivine pyroxenites appear to be the best mineralized with the former being the most prolific especially near the margins.

Uralitization is widespread throughout the complex represented by actinolitic alteration and steatitization . Serpentinization up to 50% accompanies the uralization in some of the peridotites and along the cleavages and grain boundaries in most of the peridotites and olivine pyroxenites, forming deeply weathered soft crumbly rocks. Hornblendization has also been recognized in association with structure and intrusive contacts.

All the alteration features are closely related to structures (joints and faults) and contacts (dykes and intrusives).

The main mineralized zone trends approximately 285(0) with a plunge or dip steeply to the north. Most of the visible fractures are post ore. Later work identified four main fault trends; 310(0)-315(0) dipping 50(0)-70(0) northeast; 15(0)-30(0) dipping 70(0) to either the southeast or northwest; 350(0)-10(0) dipping 55(0) to either the east or west; and 330(0) - 30(0) dipping 20(0)-30(0) to either the east or west.

The intersection of the first two fault trend sets has been concluded to be the control of the ore zones deposition. Tectonic and intrusive breccia was found to be spatially related to several of the ore pods.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 13

Twenty-six pods of massive sulphide were mined during the history of the operating mine ranging in size from 3,000 tons to 807, 000 tons. The shoots were described as steeply dipping circular to ellipsoid in shape around the long axis of the structure and are 100 feet or more in diameter with their depth extent 5 to 10 times that measure.

9. PROPERTY GEOLOGICAL SETTING

9.1 EMORY CREEK PROPERTY GEOLOGY

The property is accessible by road up Emory Creek. The geology of the area of the Property is based on preliminary identification of some outcrops and interpreting the regional mapping completed by the government as it relates to the claim areas. New road cuts investigated by the author displayed a complex sequence of intrusives and ultramafic dykes requiring follow-up.

Ultramafic units and the Cogburn and Settler Schist and Intrusive units were identified on the claims by prospecting and initial geological mapping. It was noted that these units are all related to the mineralization at the B.C. Nickel Mine. Ultramafic boulders were identified and the sources of these boulders are juxtaposed so that they cannot be related to Pacific Nickel Mine and therefore represent potentially new mineralized areas.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 14

10. GEOPHYSICS

10.1 REGIONAL GEOPHYSICS

The area of the claims has been covered by a Geological Survey of Canada airborne magnetometer survey (Figure 3), which some discreet anomalous magnetic features. These magnetic features appear related to that found associated with the ultramafic rocks that host the ore pods of the Pacific Nickel Mine. `Therefore, a logical initial exploration approach has been to follow-up in these areas with similar geophysical imprints in the area of the claims.

10.2 GEOPHYSICS OF CLAIMS

No ground geophysical surveying has been reported for the Property.

11. REGIONAL GEOCHEMISTRY

Regional government stream sediment geochemical surveying was completed which identifies the Property as an area of very anomalous base metal and indicator values. National geochemical reconnaissance surveys completed by the Geological Survey of Canada and the British Columbia Ministry of Energy Mines and Petroleum Resources on stream sediment samples have published values in Cu, Ni, Co, and Cr for the drainages of the Property that consistently identify the region in the 90th percentile of anomalous samples.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 15

12. CONCLUSIONS

The Harrison Lake ultramafic belt provides a very attractive exploration prospect for platinum group and Ni/Cu mineralization. The belt has not been subjected to exploration for at least 25 years despite hosting one of British Columbia's most profitable Ni/Cu/Pt/Pd mines and Canada's fourth largest mining area of these metals to date, following only the prolific Sudbury, Ontario, Thompson and Lynn Lake, Manitoba areas.

Preliminary exploration and research has identified the high potential of this ultramafic belt when compared to the ultramafic terrane that hosts the Pacific Nickel Mine. Locally the ultramafic rocks of the Property are very similar to those found at the Pacific Nickel Mine and could have significant areas of mineralization.

It is concluded that detailed exploration as recommended could locate further mineralized zones. This exploration will ascertain the various rock units and silt sampling, rock and soil geochemistry, will help evaluate the potential of the property. It is apparent that the belt of ultramafic rocks presently being explored represents a unique situation: there exists a mine model, superb road access and a good base information. Further work is warranted.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 16

15. RECOMMENDED PROGRAM

A detailed program (Phase I) of geological review and exploration is proposed to develop a detailed geological base model for the claims.

Both Phase I and Phase II are necessary to complete the initial evaluation of the Property and to select drill targets (Phase III).

16. BUDGET

The initial phase of exploration for the claims will consist of detailed geological mapping of all roads within and buttressing the claims and silt sampling of every drainage or draw (soil sampling if necessary). This work is important in establishing the base and anomalous geochemical values and the structural implication of the drainages as faults or contacts.

The Phase I budget will cover detailed geological mapping; silt (soil if necessary) geochemical sampling of defined drainages; and prospecting. It is estimated to cost $10,000 as described below and will be completed by November. Phase II, which is dependent on the Phase I results is estimated to cost $25,000 and will commence then and be completed by April of 2009. Phase III which will select drill sites based on the positive results of Phase I and II is estimated to cost $50,000 will follow at that time.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 17

BUDGET - PHASE I

     1. Senior Geologist& Geological technician @ $900/day               $ 4,500
     2. Equipment rental Fuel, Food, Field Supplies $500/day             $ 2,500
     3. Soil sampling and Assays                                         $ 1,750
     4. Report                                                           $ 1,000
     5. Filing Fees                                                      $   250
                                                                         -------
        SUBTOTAL                                                         $10,000

PHASE II

     1. Follow-up Geochem and Detailed Geology sampling                  $ 7,200
     2. Grid surveying and magnetometer surveying                        $ 7,500
     3. Equipment rental Fuel, Food, Field Supplies $500/day             $ 4,500
     4. Soil Sampling & Assays                                           $ 2,500
     5. Report                                                           $ 1,800
     6. Contingency                                                      $ 2,000

        GRAND TOTAL - PHASE II                                           $25,000



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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 18

17. STATEMENT OF QUALIFICATIONS

I, GLEN MACDONALD, of 303 - 1334 Cardero Street, Vancouver, BC, hereby certify that:

1. I am a graduate of the University of British Columbia with degrees in Economics (B.A., 1971) and Geology (B.Sc., 1973);

2. I have practiced my profession as Geologist since graduation; over 28 years;

3. I have worked as a Geologist for Whitehorse Copper Mine and acted as District Manager for Exploration for Yukon/Western N.W.T. for Noranda Exploration and am therefore qualified to write this report and recommend the proposed exploration program and budget in this report;

4.   I have practised Geology as an Independent Consulting Geologist since 1983;

5. I am a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta (No. 36214);

6. I am a member of the Association of Professional Engineers and Geoscientists of the Province of British Columbia (No. 20464);

7.   I visited the property in October, 2004,

8.   I am responsible for this report and the opinions expressed therein.

9. There are no material facts or material changes in the subject matter of this report that would mislead the reader.

10. I have no interest, direct or indirect, in the properties or shares of Deer Bay Resources Inc., nor do I expect to receive any.

11. I have no prior involvement with this property and have read Instrument and Form 43-101 F1 and this technical report has been prepared in compliance with this instrument and Form 43-101 F1.

12. I hereby grant my permission Deer Bay Resources Inc. Inc. to use this report use normal to the business of the Company.


Dated at Vancouver, BC, this 5th day of June, 2008.

Glen C. Macdonald, P.Geol., P.Geo.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 19

18. REFERENCES

Aho, A. "Geology and Genesis of Ultramafic Nickel Copper Pyrrhotite Deposits at the Pacific Nickel Property, Southwestern British Columbia": Economic Geology, v 51 p444 - 481

Minefile Capsule Geology and Bibliography; 092HNW058; 092HNW 070; 092HNW073; 092HNW076; 092HSW004; 092HSW081

Ministry of Energy, Mines and Petroleum Resources , British Columbia; Open File Report 1990-27 p43-47

Vining, Mark R. Regional Setting of Giant Mascot Mine (92H/5W, 6E) Geological Fieldwork 1975 Paper1976 -1 p 49-52

Monger, J.W.H. Hope Map Area, West Half (92HW1/2) British Columbia, q Geological Survey of Canada, Paper 69-47, Pages 63-64

Ministry of Energy, Mines and Petroleum Resources, British Columbia; various presentation notes and slides on the BC Nickel Mine

Schroder, T. Ministry of Energy, Mines and Petroleum Resources, British Columbia; District Geologist, pers. Communication

Christopher, P. Consultant; Pers. Communication. From his work "Giant Mascot Mine," Geological Fieldwork 1974 Paper 1975-2 pages 17-21


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 20

Ministry of Energy , Mines and Petroleum Resources , British Columbia; Summary - Giant Mascot(Pacific Nickel, British Columbia Nickel) 1986-87 p 30-33

Department of Energy, Mines and Resources, Geological Survey of Canada; Open File 2948a - Tectonic Assemblage Map of Vancouver Open File 2490 - Guide to the Geology and Tectonic Evolution of the Southern Coast Mountains - 1994, Preliminary Map - Terranes of the Southern Coast and Intermontane Belts, British Columbia 1994, Journeay J. M. and Monger, J.W.H Geology MapS 12 -1969; 1386A; 41 -1989 Aeromagnetic Maps: 8534G Harrison Lake; 8538G -Hope; 8535G Spuzzum, RGS 1994 - Hope Regional Geochemical Survey, RGS 39

Clarke W.E (1969) Geology and Ore Control, Giant Mascot Mines Ltd. Western Miner, Volume 42 #6 p. 41-46


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 21

APPENDIX 1:  REGIONAL SHOWINGS







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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 22

Number                Names            Status          Commodities      NTS Maps      Lat./Long        Deposit Types
------                -----            ------          -----------      --------      ---------        -------------
                      GEM,                             Molybdenum
                      MEG,            Developed          Copper
                      HLM,             Prospect           Zinc
                      SASH,           Inventory         Tungsten                      49 42 42 N     Porphyry Mo (Low F-
092HNW001         BAILEY GROUP          Report           Bismuth         092H12E      121 43 11 W           type)
------------------------------------------------------------------------------------------------------------------------
                                                                                      49 44 03 N
092HNW006             WREN             Showing            Gold           092H12E      121 43 24 W
------------------------------------------------------------------------------------------------------------------------
                   QUEEN MINE,                           Silver                       49 34 34 N
092HNW020         QUEEN (L.63)         Prospect           Gold           092H11W      121 26 48 W
------------------------------------------------------------------------------------------------------------------------
                                                                         092H11W      49 34 00 N     Kyanite-sillimanite
092HNW028          EMMY CREEK          Showing         Sillimanite       092H12E      121 30 00 W          schists.
------------------------------------------------------------------------------------------------------------------------
                   PROVIDENCE
                    (L.1737),
                   SILVER BELL      Past Producer                                                      Au-quartz veins.
                    (L.1738),         Production          Gold                        49 37 19 N      Epithermal Au-Ag:
092HNW030          ELIZABETH 1          Report           Silver          092H12W      121 56 56 W      low sulphidation
------------------------------------------------------------------------------------------------------------------------
                                                                                                          Tholeiitic
                                                         Copper                       49 33 22 N       intrusion-hosted
092HNW040              AL              Showing           Nickel          092H12E      121 43 05 W           Ni-Cu
------------------------------------------------------------------------------------------------------------------------
                       OX,                               Copper                                           Fe skarn
                     SCUZZY,                              Gold                        49 30 39 N          Cu skarn.
092HNW041            SCRUNGY           Showing           Silver          092H12E      121 38 44 W         Au skarn.
------------------------------------------------------------------------------------------------------------------------
                      PIPE,                              Copper
                      JAY,                             Molybdenum                     49 36 30 N     Porphyry Mo (Low F-
092HNW044         SAWMILL CREEK        Showing            Zinc           092H11W      121 27 49 W           type).
------------------------------------------------------------------------------------------------------------------------
                 SETTLER CREEK,                                                                           Tholeiitic
                       NI,                               Nickel                       49 33 39 N       intrusion-hosted
092HNW045            ZONE 4            Showing           Copper          092H12E      121 39 19 W           Ni-Cu.
------------------------------------------------------------------------------------------------------------------------
                                                         Nickel
                    CITATION,                            Copper                       49 30 53 N          Tholeiitic
092HNW046         MORGAN GROUP         Showing            Zinc           092H11W      121 27 08 W      intrusion-hosted
------------------------------------------------------------------------------------------------------------------------
                                                                                                      Ultramafic-hosted
                  GORDON CREEK                          Asbestos                      49 32 52 N          asbestos.
092HNW057           ASBESTOS           Showing          Chromium         092H11W      121 27 01 W     Podiform chromite.
------------------------------------------------------------------------------------------------------------------------
                  HARRISON LAKE                                                       49 32 20 N      Ultramafic-hosted
092HNW058           ASBESTOS           Showing          Asbestos         092H12E      121 44 12 W         asbestos.
------------------------------------------------------------------------------------------------------------------------
                                                                                                       Microcrystalline
                                                                                                          graphite.
                                                                                      49 30 50 N      Crystalline flake
092HNW064             HOPE             Showing          Graphite         092H12W      121 45 42 W          graphite
------------------------------------------------------------------------------------------------------------------------
                                                         Copper
                                                          Zinc
                                                         Silver                       49 34 33 N        Besshi massive
092HNW070          NORTH FORK          Prospect           Gold           092H12E      121 44 50 W       sulphide Cu-Zn
------------------------------------------------------------------------------------------------------------------------
                                                         Kyanite                      49 34 13 N     Kyanite-sillimanite
092HNW073         COGBURN CREEK        Showing         Sillimanite       092H12E      121 39 30 W          schists
------------------------------------------------------------------------------------------------------------------------
                                                         Nickel                                           Tholeiitic
                                                         Copper                       49 32 56 N       intrusion-hosted
092HNW076             JASON            Showing          Chromium         092H12E      121 41 35 W           Ni-Cu.
------------------------------------------------------------------------------------------------------------------------


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 23

Number                Names            Status          Commodities      NTS Maps      Lat./Long        Deposit Types
------                -----            ------          -----------      --------      ---------        -------------
                                                        Granite
                  RAVEN BLACK,                       Dimension Stone     092G12W      49 36 00 N      Dimension stone -
092GNW071       GRANITE CREATIONS   Past Producer    Building Stone      092G12E      121 37 00 W          granite.
------------------------------------------------------------------------------------------------------------------------
                 PRIDE OF EMORY,
                 PRIDE OF EMORY
                    (L.793),
                 PRIDE OF EMORY
                      MINE,
                  GIANT NICKEL,
                 PRIDE OF EMORY
                  NO.2 (L.794),
                   DISCOVERY,                                 Nickel
                  GIANT MASCOT,                               Copper
                  B.C. NICKEL,      Past Producer Silver      Cobalt
                  PACIFIC NICKEL,   Production Chromium        Gold
                 WESTERN NICKEL,        Report               Platinum                                      Tholeiitic
                     ZOFKA,           Inventory              Palladium    092H05E      49 28 30 N       intrusion-hosted
092HSW004       GIANT NICKEL MINE       Report                Zinc        092H06W      121 30 46 W           Ni-Cu
------------------------------------------------------------------------------------------------------------------------
                                                         Copper
                                                          Gold                        49 25 09 N
092HSW024          IDEAL GOLD          Showing           Silver          092H06W      121 26 16 W      Au-quartz veins.
------------------------------------------------------------------------------------------------------------------------
                       NI,
                     NI 752,
                       AL,
                       OX,                                                                                Tholeiitic
                      COG,                               Nickel                       49 29 49 N       intrusion-hosted
092HSW081            COGBURN           Prospect          Copper          092H05E      121 39 28 W           Ni-Cu.
------------------------------------------------------------------------------------------------------------------------
                     SWEDE,                                                                               Tholeiitic
                      BEA,                               Nickel                       49 26 00 N       intrusion-hosted
092HSW082             GIANT            Showing           Copper          092H06W      121 29 56 W           Ni-Cu
------------------------------------------------------------------------------------------------------------------------
                STAR OF EMORY 3,                         Nickel
                 PRIDE OF EMORY,                         Copper
               GIANT NICKEL, STAR                       Chromium
               OF EMORY (L.1414),                         Gold                                            Tholeiitic
                   BRUNSWICK,                           Platinum                      49 28 08 N       intrusion-hosted
092HSW093         GIANT MASCOT      Past Producer       Palladium        092H05E      121 32 16 W           Ni-Cu
------------------------------------------------------------------------------------------------------------------------
                                                         Nickel
                  CHOATE, GIANT                          Copper                                           Tholeiitic
                  NICKEL, GIANT                         Chromium                      49 29 02 N       intrusion-hosted
092HSW125            MASCOT         Past Producer        Cobalt          092H06W      121 29 00 W           Ni-Cu.
------------------------------------------------------------------------------------------------------------------------
                                                                                      49 28 37 N
                                                         Copper          092H05W      121 45 17 W     Porphyry Cu+/-Mo+/-
092HSW138          GOLDEN BEAR         Showing         Molybdenum        092H05E         SKARN                Au
------------------------------------------------------------------------------------------------------------------------
                                                       Sillimanite                    49 27 00 N     Kyanite-sillimanite
092HSW143          ZOFKA RIDGE         Showing           Garnet          092H05E      121 31 00 W          schists
------------------------------------------------------------------------------------------------------------------------


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 24